Investor Presentation January 2026

2Investor Presentation Patterson-UTI This material and any oral statements made in connection with this material include "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. Statements made which provide the Company’s or management’s intentions, beliefs, expectations or predictions for the future are forward-looking statements and are inherently uncertain. The opinions, forecasts, projections or other statements other than statements of historical fact, including, without limitation, plans and objectives of management of the Company are forward-looking statements. It is important to note that actual results could differ materially from those discussed in such forward-looking statements. Important factors that could cause actual results to differ materially include the risk factors and other cautionary statements contained from time to time in the Company’s SEC filings, which may be obtained by contacting the Company or the SEC. These filings are also available through the Company’s web site at http://www.patenergy.com or through the SEC’s Electronic Data Gathering and Analysis Retrieval System (EDGAR) at http://www.sec.gov. We undertake no obligation to publicly update or revise any forward-looking statement. Reconciliation of Non-GAAP Financial Measures Statements made in this presentation include non-U.S. GAAP financial measures. The required reconciliations to U.S. GAAP financial measures are included on our website and/or at the end of this presentation. Forward Looking Statements & Disclosures

3Investor Presentation Patterson-UTI Z Z For purposes of the shareholder return target, the Company defines adjusted free cash flow as net cash provided by operating activities less capital expenditures plus proceeds from asset sales. The shareholder return target, including the amount and timing of any dividend payments and/or share repurchases are subject to the discretion of the Company’s Board of Directors and will depend upon business conditions, results of operations, financial condition, terms of the Company’s debt agreements and other factors. Z Business Activity Update Drilling Services Segment ▪ Averaged 93 active rigs in the United States during the fourth quarter of 2025 ▪ Cost controls in the fourth quarter of 2025 exceeded expectations Completion Services Segment ▪ Saw less than expected seasonal white space during the fourth quarter of 2025 ▪ Roughly 2 million HHP expected to be deployed during the first quarter of 2026, with minimal spare capacity after factoring in normal fleet maintenance cycles; natural gas-powered assets, including our EmeraldTM 100% natural gas-powered and dual fuel assets, remain fully utilized ▪ Expect Tier II decommissioning to continue during 2026, resulting in additional reduction to our fleet size compared to current levels General Business Update ▪ Expect 2026 Capital Expenditures, net of asset sales, to be less than $500 million ▪ Expect adjusted FCF during the fourth quarter of 2025 to have been the strongest quarter of 2025, expect to see another year of strong adjusted FCF in 2026 ▪ We remain committed to annually returning at least 50% of adjusted FCF to shareholders

4Investor Presentation Patterson-UTI Patterson-UTI Priorities Financial Objectives ▪ Maximize adjusted FCF per share over the long-term ▪ Responsibly invest in technologies within our core businesses to drive differentiated performance across our markets ▪ Responsibly return capital to shareholders through dividends and share repurchases ▪ Manage for long-term financial flexibility and balance sheet strength Commercial Strategy Patterson-UTI’s strategy aligns us with the most active E&Ps in the Lower 48, supporting adjusted free cash flow and returns 1Rig count is based on U.S. onshore activity as of 12/18/2025. Source: Enverus 2Based on YTD 9/30/2025 total company revenue 0% 20% 40% 60% 20 Most Active U.S. Operators Share of the US Rig Count1 20 Most Active U.S. Operators Share of PTEN Revenue2

5Investor Presentation Patterson-UTI Executive Summary For purposes of the shareholder return target, the Company defines adjusted free cash flow as net cash provided by operating activities less capital expenditures plus proceeds from asset sales. The shareholder return target, including the amount and timing of any dividend payments and/or share repurchases are subject to the discretion of the Company’s Board of Directors and will depend upon business conditions, results of operations, financial condition, terms of the Company’s debt agreements and other factors. Delivering best-in-class Drilling and Completions services and products Integrated service offerings improve well delivery for customers and create value for investors High-quality asset base with strong utilization on top-tier assets Tier-1 drilling rigs and natural gas-powered frac assets are preferred by customers given differentiated performance Investing to drive market outperformance in our core businesses Focused on advancing technologies and efficiencies to drive improving returns in our core markets Predictable capital allocation strategy Capital expenditures can be scaled with activity; remain committed to return at least 50% of adjusted FCF to investors Strong capital structure No Senior Note maturities until 2028; Investment Grade credit rating at all 3 major rating agencies

Who We Are

Patterson-UTI | Operating a Suite of Complementary Services and Products

An Integrated OFS Company

Drilling Services

PATTERSON-UTI DRILLING COMPANY LLC



APEX® Drilling Fleet

MS Directional



Directional Drilling

Superior QC



Wellbore Navigation

CURRENT POWER



Electronics Manufacturing

ECOcell



ECOcell

Battery Storage Systems

136

Tier-1 Super-Spec Drilling Rigs[1]

Completion Services

NEXTIER



Hydraulic Fracturing



Wireline Operations



Natural Gas Fueling



Cementing



eos™ Completions Platform

2.7

Million Hydraulic Horsepower[1]

Drilling Products

ULTERRA



Torque Control Bits



High-Flow Rate Bits



Vibration-Dampening Bits



Geothermal Bits



Downhole Tools

~30%

Drilling Products Revenue from Non-U.S.[2]

Other business includes Patterson Petroleum. [1]Reflects deployed and idle equipment capacity during the fourth quarter of 2025.
[2]Drilling Products revenue from reported non-U.S. operations from close of Ulterra acquisition through September 30, 2025.

Investor Presentation
Patterson-UTI
7

8Investor Presentation Patterson-UTI Diversified Across Drilling and Completions Markets 1Other business includes Patterson Petroleum and legacy Great Plains Oilfield Rental which was divested in April 2025. Cash flow driven by drilling services and products and completions services Drilling Services Completion Services Drilling Products Other 1% 51% 13% 35% 1 Patterson-UTI is a leader across both the Drilling and Completions markets with a diversified stream of cash flow Patterson-UTI Company Profile Adjusted Gross Profit as a % of Company Total Last Twelve Months Through 3Q25

Business Overview

10Investor Presentation Patterson-UTI Drilling Services | Reliable Cash Generation Adjusted EBITDA1 minus Capital Expenditures per Active U.S. Rig Patterson-UTI Drilling Services Segment, ($, millions) Cash generation at our Drilling Services segment remains strong even as commodity prices have weakened 1Adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”) is not defined by accounting principles generally accepted in the United States of America (“GAAP”). We define Adjusted EBITDA as net income (loss) plus income tax expense, net interest expense, depreciation, depletion, amortization and impairment expense (including impairment of goodwill), legal accruals and settlements, and merger and integration expense. For a reconciliation of Adjusted EBITDA less Capital Expenditures, please see the tables in the appendix. $3.6 $3.7 $3.6 2023 2024 LTM 3Q25 Performance Drilling ▪ Cash generation per active U.S. rig has remained relatively steady ▪ Capital Expenditures can be scaled to align with the opportunity set, with lower capital expenditures expected in 2026 ▪ Drilling Services cash generation has remained relatively steady given high-quality assets and technology advantages Patterson-UTI’s Drilling Services segment is expected to deliver strong cash generation again in 2026

11Investor Presentation Patterson-UTI Completion Services | Operating One of the Highest Quality Fleets in the Industry Invested in technology that will drive future completion demand Responsibly High-Grading ▪ Fleet high grading has been responsibly paced, and we expect fleet quality to improve again in 2026 even on lower capital expenditures ▪ 100% natural gas-powered fleets are increasingly favored by customers as momentum shifts towards new technologies ▪ Industry total horsepower is expected to see the impact of attrition of diesel and some older Tier II dual fuel assets, and we expect to continue to retire lower return assets High-Grading Our Fleet Patterson-UTI Fleet in Horsepower 1Patterson-UTI estimates for U.S. Land. 0% 25% 50% 75% 100% YE2023 YE2024 YE2025 Expected YE2026 Overall Industry 100% Natural Gas-Powered Dual Fuel Diesel Overal Industry1 Expected YE2026

12Investor Presentation Patterson-UTI Completion Services | Industry HHP Demand Remains Resilient Fleet Count vs. Active HHP U.S. Land Fleets1 Active HHP deployed has remained relatively steady despite reduction in fleet count HHP Demand has Remained Steady Average fleet size has grown with Simulfrac now almost 30% of active fleets 0 50 100 150 200 250 300 0 4,000,000 8,000,000 12,000,000 16,000,000 20,000,000 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Active HHP Active Fleets 1Patterson-UTI estimates 10% 17% 28% 2023 2024 2025 Percentage of Simulfrac Fleets Overall, U.S. Land Fleets

13Investor Presentation Patterson-UTI Completion Services | Pump Hours per Day Efficiency Nearing Structural Limits Pump Hours per Day per Fleet Average U.S. Land Fleet1 With the average fleet now working 22 hours per day, incremental efficiency per fleet is limited 0 6 12 18 24 2022 2023 2024 2025e 1Patterson-UTI Estimates for on-pad efficiency Efficiency gains slow as the industry approaches limits ▪ Industry pump hours per day have risen through innovations in equipment health monitoring and higher horsepower demand on location ▪ Continuous pumping can help reach structural limits but requires significantly more horsepower on location relative to a more normal operation ▪ We expect our digital and technology investments to drive new revenue opportunities and cost improvements as we further differentiate our operations

Drilling Products | Outpacing Industry Activity

Rapid deployment of incremental design improvements create a demonstrable & sustainable advantage

Drilling Products Segment

Pro Forma[1] U.S. Revenue per U.S. Industry Rig per Month

U.S. Active Rigs



$45,000
$30,000
$15,000
$0
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Pro Forma[1]

Drill Bit Outperformance

- **Rapid Innovation and Customization:** Ulterra leverages proprietary software to analyze drilling data and optimize product performance, resulting in consistent market outperformance
- **Realizing Operational Synergies:** Drilling Products market share on PTEN operated rigs is up more than 10% since we closed the acquisition, with revenue per industry rig up 40% since the beginning of 2023



More than just drill bits

Downhole tools and new product innovation revenue continues to outpace the industry

[1]On August 14, 2023, we formed our drilling products segment through the acquisition of Ulterra Drilling Technologies. The table includes revenue and activity that predates the close of that acquisition, which presents the information as if the acquisition occurred on January 1, 2023. [2]Enverus U.S. Active Rigs

Investor Presentation
Patterson-UTI
14

15Investor Presentation Patterson-UTI 38% 44% 36% $- 2019-2023 2024 LTM 3Q25 Patterson-UTI Enterprise | Delivering Strong and Consistent adjusted FCF Generation Patterson-UTI has benefited in the era of improving U.S. shale capital efficiency ▪ A key contributor to improved U.S. shale drilling and completion efficiency—improving drilling and completion efficiency through technology investments, driving better adjusted FCF returns for our investors and a better process for our customers ▪ Patterson-UTI has successfully managed our capital to focus on sustained adjusted FCF at all points in the cycle Wellsite Efficiency Delivered with Capital Efficiency Adjusted Free Cash Flow Conversion Patterson-UTI Enterprise The Company defines adjusted free cash flow as net cash provided by operating activities less capital expenditures plus proceeds from asset sales. Adjusted FCF conversion is defined as adjusted FCF as a percent of adjusted EBITDA.

Operational Excellence

17Investor Presentation Patterson-UTI Harnessing Data to Enable Higher Impact Drilling & Completion Operations Patterson-UTI creates sustainable value with our end-to-end digital integration and data-driven optimization strategy Simplify workflows to increase scalability of the workforce Access to high quality, consistent and real-time data to run remote operations Edge processing for AI/ML deployments and job management Reduce third party costs, processing, and reliance Delivering powerful digital integration throughout the Drilling & Completion operations lifecycle Integrate Critical Applications Streamline Digital Products Quality Data for Operations Automation-Enabled Decisions

Integration Advantage: Drilling Services and Products

Patterson-UTI's **integrated** drilling platform can improve drilling days on pad, creating value for our customers and an opportunity for a performance-based returns premium for our investors.



NexTier
NexTier
ECOcell

Digitally enabled by:

PTEN™ DIGITAL PERFORMANCE CENTER

Fully integrated throughout the drill site

Drill Bits | Ulterra
Leading provider of PDC drill bits in North America

Directional Services | MS Directional
Directional drilling, MWD, well planning and downhole motors

Survey Correction | Superior QC
Leader in survey management technology and wellbore placement

Contract Drilling | Patterson-UTI Drilling
Diverse rig fleet complete with innovative software solutions

Rig Equipment Design and Manufacturing | Patterson-UTI Drilling
Design and manufacture advanced pipe-handling equipment

Controls and Energy Management | Current Power
Engineer electrical and automation equipment

Natural Gas Fueling, Well Cementing | NexTier
Integrated solutions unlocked through merger

Power Generation | Patterson-UTI
>1gW of mobile power generation capacity across our rig fleet

Investor Presentation
Patterson-UTI
18

19Investor Presentation Patterson-UTI Integration Advantage: Completions Services Patterson-UTI integrates industry- leading equipment and technology at scale to deliver unique completions value to the wellsite and improve performance per fleet for our investors. Digitally enabled by: Proppant Storage and Handling Maximum volume, precision blending Field Gas Conditioning Intelligent blending to maximize fuel cost savings Natural Gas-Enabled Frac Fleet Leading fleet of Tier 4 dual fuel and 100% natural gas equipment Wireline Plug, Perforate, and Pump Down Service Integrated and digitally controlled to enable operations efficiency Power Generation Powering >200k HHP of electric frac with 100% natural gas Engineering Solutions Create better completion designs for better wells Compressed Natural Gas Fueling Highest volume capability for optimal displacement Last-Mile Logistics Automation-enabled to lower landed cost, leveraged by scale Fully integrated throughout the completions site eosTM Completions Platform Operations optimization in real-time

Capital Allocation Framework

21Investor Presentation Patterson-UTI Organic Investing Strategy Targets Strong FCF Conversion Invest in core markets to protect and extend our operational advantage Strategic Allocation Target strategic high-return investments that drive returns accretion for PTEN shareholders Winning Foundation Allocation Strategy Strong Balance Sheet Investment Grade Credit Rating; Low Leverage and Strong Liquidity; No Senior Note maturities until 2028 Repeatable Shareholder Return Program Commit to return at least 50% of adjusted Free Cash Flow annually to shareholders1 through dividends and repurchases Capital Allocation Framework Maximize Shareholder Value and Financial Returns 1For purposes of the shareholder return target, the Company defines adjusted free cash flow as net cash provided by operating activities less capital expenditures plus proceeds from asset sales. The shareholder return target, including the amount and timing of any dividend payments and/or share repurchases are subject to the discretion of the Company’s Board of Directors and will depend upon business conditions, results of operations, financial condition, terms of the Company’s debt agreements and other factors

22Investor Presentation Patterson-UTI Z TOTAL LIQUIDITY $682 M Includes cash and revolver as of 9/30/2025 LOW LEVERAGE ~1 X Net Debt as of 9/30/2025 to LTM adjusted EBITDA CASH BALANCE $187 M Cash Position as of 9/30/2025 INTEREST COVERAGE 14 X LTM adjusted EBITDA to Net Interest Expense NEAREST SENIOR NOTE MATURITY 2028 CREDIT RATING Investment Grade Moody's, S&P, and Fitch Investment Grade Capital Structure Financially Positioned for Through-Cycle Resilience

23Investor Presentation Patterson-UTI Deliver a Repeatable Shareholder Return Program For purposes of the shareholder return target, the Company defines adjusted free cash flow as net cash provided by operating activities less capital expenditures plus proceeds from asset sales. The shareholder return target, including the amount and timing of any dividend payments and/or share repurchases are subject to the discretion of the Company’s Board of Directors and will depend upon business conditions, results of operations, financial condition, terms of the Company’s debt agreements and other factors. Since the beginning of 2024 through 3Q25, we have returned more than 85% of our adjusted FCF to investors through dividends and share repurchases ▪ Patterson-UTI commits to return at least 50% of its adjusted FCF to shareholders annually through the cycle ▪ PTEN has paid a $0.08 per share quarterly dividend for thirteen consecutive quarters including December 2025 dividend ▪ We plan to remain flexible with our method of distribution over time to maximize shareholder value

24Investor Presentation Patterson-UTI Shareholder Returns as a % of Current Market Cap Last 12 Months through 9/30/2025. Includes Dividends and Share Repurchases Shareholder Returns as a % of Current Market Cap Includes Dividends and Share Repurchases 1Peer group includes OFS comps ACDC, BKR, HAL, LBRT, NBR, PDS, PUMP, and SLB. Peer data sourced from company SEC filings, Market Cap data sourced from Bloomberg as of 12/30/2025. Peer Leading Combination of Shareholder Returns with Net Debt Reduction 9% 8% 7% 6% 4% 3% 0% 0% 0% PTEN Peer A Peer B Peer C Peer D Peer E Peer F Peer G Peer H % Change i Net Debt, C pital Leases, and Operating Leases Last 12 Months through 9/30/2025 -18% -17% -10% -8% 0% 0% 8% 9% 37% Peer G Peer C Peer H PTEN Peer E Peer B Peer F Peer A Peer D

Sustainability as a Strategy

Patterson-UTI has demonstrated a resilient commitment to long-term sustainability

Our Timeline of Innovation in Sustainability

- **2006** Introduced High-Line Power
- **2010** First Dual Fuel Engine on Drilling Rig
- **2012** Developed and Fielded First Dual Fuel Frac Spread
- **2013** First Natural Gas Generator on Drilling Rig
- **2018** Acquired Controls and Automation Specialists, Current Power
- **2019** Introduced Automated Engine Management System for Rigs
- **2019** Deployed Industry's First Tier-4 Dual Fuel Frac Spread
- **2020** Deployed EcoCell® Lithium Hybrid Power Management System
- **2021** Launched Power Solutions Natural Gas Fuel Service
- **2021** Real-Time Fuel and Emissions Monitoring
- **2022** First Demonstration Of Hydrogen Blending On Drilling Rig
- **2023** Deployed First Electric Frac Spread
- **2023** Deployed GridAssist®
- **2023** Deployed EcoCell® With Natural Gas Generators
- **2024** Launched iFGS Intelligent Field Gas Solutions
- **2025** Deployed Emerald™ 100% Natural Gas Direct Drive Frac Pump

Our Vision: *To safely and responsibly help provide the world with oil and gas for the products that make people's lives better in a sustainable and profitable manner*



Find out more in our Sustainability Report at:
https://esg.patenergy.com/

Investor Presentation
Patterson-UTI
25

27Investor Presentation Patterson-UTI Reconciliation of Non-GAAP Financial Measures Adjusted Gross Profit (dollars in thousands) Drilling Services Completion Services Drilling Products Other For the Last Twelve Months September 30, 2025 Revenues $ 1,605,250 $ 2,841,535 $ 346,455 $ 44,706 Less direct operating costs (994,288) (2,426,409) (195,726) (27,846) Less depreciation, amortization and impairment (366,893) (488,510) (95,114) (15,587) GAAP gross profit 244,069 (73,384) 55,615 1,273 Depreciation, amortization and impairment 366,893 488,510 95,114 15,587 Adjusted gross profit1 $ 610,962 $ 415,126 $ 150,729 $ 16,860 (1) We define “Adjusted gross profit” as revenues less direct operating costs (excluding depreciation, depletion, amortization and impairment expense, which does not include impairment of goodwill). Adjusted gross profit is included as a supplemental disclosure because it is a useful indicator of our operating performance.

28Investor Presentation Patterson-UTI Reconciliation of Non-GAAP Financial Measures Adjusted EBITDA less Capital Expenditures, Drilling Services (1) Adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”) is not defined by accounting principles generally accepted in the United States of America (“GAAP”). We define Adjusted EBITDA as net income (loss) plus income tax expense, net interest expense, depreciation, depletion, amortization and impairment expense (including impairment of goodwill), legal accruals and settlements and merger and integration expense. We present Adjusted EBITDA as a supplemental disclosure because we believe it provides to both management and investors additional information with respect to the performance of our fundamental business activities and a comparison of the results of our operations from period to period and against our peers without regard to our financing methods or capital structure. We exclude the items listed above from net income in arriving at Adjusted EBITDA because these amounts can vary substantially from company to company within our industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. Adjusted EBITDA should not be construed as an alternative to the GAAP measure of net income (loss). Our computations of Adjusted EBITDA may not be the same as similarly titled measures of other companies. (dollars in thousands) Nine Months Ended September 30, 2025 Twelve Months Ended December 31, 2024 Nine Months Ended September 30, 2024 Last Twelve Months September 30, 2025 Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization1 $ 438,174 $ 681,717 $ 523,553 $ 596,338 Less capital expenditures 175,323 264,667 210,346 229,644 $ 262,851 $ 417,050 $ 313,207 $ 366,694

Reconciliation of Non-GAAP Financial Measures

Adjusted Free Cash Flow

(dollars in thousands)

	Last Twelve Months September 30, 2025	Nine Months Ended September 30, 2025	Nine Months Ended September 30, 2024	Twelve Months Ended December 31, 2024	2023	2022	2021	2020	2019
Adjusted Free Cash Flow [1]**:**									
Net cash provided by operating activities	$ 879,527	$ 563,693	$ 859,702	$ 1,175,536	$ 1,005,914	$ 566,188	$ 95,496	$ 278,858	$ 696,203
Less capital expenditures	(590,866)	(450,516)	(538,036)	(678,386)	(615,690)	(436,797)	(166,320)	(145,481)	(347,512)
Plus proceeds from disposal of assets, including insurance recoveries	44,302	33,155	14,685	25,832	26,473	26,074	23,339	20,929	45,761
Adjusted free cash flow	$ 332,963	$ 146,332	$ 336,351	$ 522,982	$ 416,697	$ 155,465	$ (47,485)	$ 154,306	$ 394,452
Adjusted EBITDA	$ 921,887	$ 696,496	$ 956,255	$ 1,181,646	$ 1,183,345	$ 693,772	$ 183,213	$ 174,468	$ 560,486
Adjusted Free Cash Flow Conversion [1]	36%	21%	35%	44%	35%	22%	-26%	88%	70%

(1) We define adjusted free cash flow as net cash provided by operating activities less capital expenditures, plus proceeds from disposal of assets. We present adjusted free cash flow as a supplemental disclosure because we believe that it is an important liquidity measure and that it is useful to investors and management as a measure of the company's ability to generate cash flow, after reinvesting in the company, that could be available for financing cash flows, such as dividend payments, share repurchases and/or repurchases of long-term indebtedness. Our computations of adjusted free cash flow may not be the same as similarly titled measures of other companies. Adjusted free cash flow is not intended to represent our residual cash flow available for discretionary expenditures. Adjusted free cash flow is a non-GAAP financial measure that should be considered in addition to, not as a substitute for or superior to, cash flows from operations reported in accordance with GAAP.

Investor Presentation
Patterson-UTI | 29

30Investor Presentation Patterson-UTI Reconciliation of Non-GAAP Financial Measures (1) Adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”) is not defined by accounting principles generally accepted in the United States of America (“GAAP”). We define Adjusted EBITDA as net income (loss) plus income tax expense, net interest expense, depreciation, depletion, amortization and impairment expense (including impairment of goodwill), legal accruals and settlements and merger and integration expense. We present Adjusted EBITDA as a supplemental disclosure because we believe it provides to both management and investors additional information with respect to the performance of our fundamental business activities and a comparison of the results of our operations from period to period and against our peers without regard to our financing methods or capital structure. We exclude the items listed above from net income in arriving at Adjusted EBITDA because these amounts can vary substantially from company to company within our industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. Adjusted EBITDA should not be construed as an alternative to the GAAP measure of net income (loss). Our computations of Adjusted EBITDA may not be the same as similarly titled measures of other companies. (2) We define Net Debt as total debt, which excludes deferred financing costs and discounts and includes operating and finance lease liabilities, less cash and cash equivalents. This non-GAAP measure has inherent limitations and should not be considered in isolation or as a substitute for amounts reported in accordance with GAAP. We present both total debt and net debt because we believe these measures provide management and investors with additional useful information to assess our liquidity position. Our method of calculating Net Debt may differ from similarly titled measures used by other companies. Leverage Ratio (dollars in thousands) Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization1 Nine Months Ended September 30, 2025 Twelve Months Ended December 31, 2024 Nine Months Ended September 30, 2024 Net income (loss) $ (83,857) $ (966,399) $ (915,007) Income tax expense (benefit) (4,008) 9,453 7,526 Net interest expense 48,614 66,234 49,437 Depreciation, depletion, amortization and impairment 719,322 1,171,873 917,274 Legal accruals and settlements 15,415 (17,792) (17,792) Impairment of goodwill - 885,240 885,240 Merger and integration expense 1,010 33,037 29,577 Adjusted EBITDA $ 696,496 $ 1,181,646 $ 956,255 Last Twelve Months Adjusted EBITDA 921,887 September 30, 2025 Debt (excluding deferred financing costs and discounts) $ 1,227,400 Lease liabilities 67,618 Total Debt 1,295,018 Less cash 186,913 Net debt 2 $ 1,108,105 Ratio calculation: Debt-to-Adjusted EBITDA 1.40x Net Debt-to-Adjusted EBITDA 1.20x Adjusted EBITDA-to-Interest Coverage 14.09x